Exhibit 99.2

MyBank.com INVESTOR PRESENTATION Third Quarter 2023

2 Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K, as amended, for the year ended December 31 , 2022 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise .

3 I. II. II. Corporate Overview Financial Performance Appendices Pg. 4 Pg. 9 Pg. 31 Table of Contents

Our Mission To enrich the lives of our associates, customers, communities and shareholders through uncommon commitment to service and customized financial solutions. Corporate Overview Founded: 1900 Headquarters: Oakland, MD Locations: 26 branches Business Lines: ▪ Commercial & Retail Banking ▪ Trust Services ▪ Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Overview West Virginia Maryland • Pittsburgh, PA • Washington, DC • Columbus, OH • Baltimore, MD • Richmond, VA Morgantown, WV භ • Philadelphia, PA • Harrisburg, PA Winchester, VA භ Star denotes Oakland, Maryland Headquarters 4

5 West Region Central Region East Region Loans (000s) $316,674 $414,445 $530,420 Deposits (000s) $131,827 $805,440 $482,694 Deposit Market Share (1) (at June 30, 2023) 2% 47% 4% Branches 5 10 11 Note: Out of market loans represent $119 million and are not reflected in this table; Brokered CDs represent $60 million and are not reflected in this table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties: West : Harrison, WV; Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV Core Markets

6 Core Strengths ▪ Diversified revenue stream driven by trust and brokerage fee income provides protection during times of low interest rates Diversified Revenue Stream ▪ Stable legacy markets produce steady low - cost funding ▪ Technology and business relationships drive growth Core Deposit Franchise ▪ Diverse and experienced Board with the skills to oversee risks, strategic initiatives and governance best practices ▪ Ongoing Board succession strategy Engaged & Diverse Leadership ▪ Supporting local causes with financial education, consultation and robust products and services ▪ Knowledgeable associates committed to helping clients & the communities we serve Culture of Engagement ▪ Well - established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology drive cost savings Expense Structure ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security Robust Enterprise Risk Management ▪ Innovative and dynamic approach to attracting and retaining clients ▪ Investment in FinTech funds provides early exposure to new technology Forward - Thinking Approach ▪ Regulatory capital ratios significantly above regulatory requirements ▪ Significant access to liquidity sources Financial Strength

7 Risk Management, Monitoring & Mitigation Underlies all Strategic Priorities ▪ Low net charge - offs and strong asset quality resulting from conservative and proactive credit culture ▪ ACL level of 1.24%; future provisioning based on loan growth, economic environment and asset quality changes ▪ Diversified commercial loan portfolio and geographic footprint ▪ Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring ▪ Well - defined loan approval levels ▪ Centralized risk rating and monitoring of risk rating migration and delinquency trends ▪ Robust annual third - party loan review ▪ Maintaining a slightly asset sensitive balance sheet, poised to take advantage of further increases in interest rates ▪ Limiting longer - term investment exposure and actively managing loan terms ▪ Focused on capturing core, low - cost deposits ▪ Monitoring dynamic and static rate ramp scenarios ▪ Board regularly briefed on cyber - security matters ▪ Robust information security training programs for associates and Board ▪ Regular third - party review and testing of information security, compliance processes and cybersecurity controls ▪ No security breaches to - date ▪ Adaptive fraud detection and management ▪ Strong capital levels well above regulatory “well - capitalized” definition ▪ Conservative dividend payout policy to improve TCE and maintain capital during this turbulent economic environment ▪ Capital stress tests indicate Bank is well positioned to absorb potential losses ▪ Loan to deposit ratio of 88% ▪ Liquidity contingency plan in place and implemented in March 2023 given market stress ▪ Liquidity stress testing performed quarterly with strong liquidity under various scenarios ▪ Available borrowing capacity of $357 million through correspondent lines of credit, FHLB and the Federal Reserve ▪ Strong, stable low - cost core deposit franchise of 86% of total deposit portfolio Cyber - Security & Fraud Monitoring Asset Quality Capital Liquidity Management Interest Rate Sensitivity

Strategic Pillars & Key Objectives Culture & Human Capital ▪ Employ more robust recruitment methods to capitalize on talent in new and existing markets ▪ Attract and hire passionate, diverse talent to engage with clients and prospects across broader geographics ▪ Promote associate retention and career development through mentoring programs, leadership, and educational opportunities ▪ Build on succession plan by fostering innovative, longer - term strategic thinking Digital & Data Analytics ▪ Provide holistic, seamless client experience across all business lines using integrated relationship teams, customized financial solutions, and personal service ▪ Prioritize and implement line of business profitability models ▪ Monitor asset quality to protect capital during period of economic uncertainty ▪ Improve efficiency through execution of technology plan ▪ Increase education , internally and externally, on sophisticated cyber and fraud scams and methods to prevent financial loss Market Awareness, Expansion & Opportunities ▪ Deepen customer engagement to expand our market penetration and increase customer profitability ▪ Seek opportunistic acquisitions in banking and wealth management ▪ Optimize retail network and utilization of real estate ▪ Expand investor relations and attract new investors to diversify shareholder mix Effective use of technology, marketing and communications, and an environmental focus underlies all strategic priorities. 8

Third Quarter Financial Highlights $4.5 Million Net Income (1) $0.67 Diluted EPS (1) 0.92% * ROAA (1) 12.42 * ROATCE (1) 3.12% NIM ▪ Total assets remained stable compared to June 30, 2023 ▪ Consolidated net income (1) of $4.5 million in 3Q23 compared to $5.4 million in 3Q22 and $4.4 million in linked quarter; pre - provision net revenue of $6.1 million compared to $9.5 million, respectively ▪ Net interest income, on a non - GAAP, FTE basis* decreased by 2.12% in 3Q23 compared to 2Q23, driven by a 5.34% increase in interest income offset by a 23.84% increase in interest expense, driven by the competitive deposit landscape ▪ Asset quality remains strong with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.24% in 3Q23 compared to 1.25% in linked quarter ▪ Efficiency ratio of 67.28% (1) for the third quarter of 2023 compared to 66.00% for the linked quarter; increase due to increased check fraud expense and higher health claims during the quarter (1) See Appendix for a reconciliation of these non - GAAP financial measure * 3Q2023 Annualized 9

Year to Date Financial Highlights $13.3 Million Net Income (1) $1.98 Diluted EPS (1) 0.93% * ROAA (1) 12.42 * ROATCE (1) 3.30% NIM ▪ Total assets increased $80.0 million compared to December 31, 2022 ▪ Consolidated net income (1) of $13.3 million for the nine months ended September 30, 2023 compared to $18.1 million for the nine months ended September 30, 2022; pre - provision net revenue of $18.6 million compared to $24.5 million, respectively ▪ Net interest income, on a non - GAAP, FTE basis* remained stable for the nine months ended September 30, 2023 compared to the nine months ended September 30, 2022 due to strong loan growth throughout 2023 ▪ Net interest margin of 3.30% for nine months ended September 30, 2023 compared to 3.53% for the nine months ended September 30, 2022; the yield on earning assets increase of 80 basis points was offset by a 145 basis point increase in cost of interest - bearing liabilities ▪ The ratio of the allowance for credit losses (“ACL”) to loans outstanding was 1.24% in 3Q23 compared to 1.14% at December 31, 2022 and 1.25% in the linked quarter ▪ Efficiency ratio of 66.42% (1) year to date, impacted by unusually high employee insurance costs and increased check fraud expense. (1) See Appendix for a reconciliation of these non - GAAP financial measure * 3Q2023 Annualized 10

11 Long - Term Growth Pre - Provision Net Revenue ($ in millions) (1) $17.8 $23.2 $30.8 $32.5 $18.6 2019 2020 2021 2022 3Q2023 +5.5% YoY (1) See Appendix for a reconciliation of these non - GAAP financial measures $1.85 $1.97 $3.54 $3.76 $1.98 2019 2020 2021 2022 3Q2023 +6.2% YoY Diluted Earnings per Share (1) Total Deposits ($ in millions) $1,142 $1,422 $1,469 $1,571 $1,575 2019 2020 2021 2022 3Q2023 +6.9% YoY Total Gross Loans, including PPP ($ in millions) $1,039 $1,168 $1,154 $1,279 $1,380 2019 2020 2021 2022 3Q2023 +10.8% YoY $114 PPP $8 PPP

12 Solid Profitability (1) See Appendix for a reconciliation of these non - GAAP financial measures 11.44% 11.92% 19.78% 19.94% 12.42% 2019 2020 2021 2022 3Q2023 Long - term Strategic Target 13% - 15% 0.93% 0.86% 1.35% 1.39% 0.93% 2019 2020 2021 2022 3Q2023 Long - term Strategic Target 1.25% - 1.60% Core ROAA (non - GAAP (1) ) Core ROATCE (non - GAAP (1) )

13 Total 1 - 4 Family 35% CRE - NOO 21% C&I 19% CRE - OO 11% C&D 6% Consumer 5% Multi - family 3% Loan Diversification Loan Portfolio Mix (9/30/2023) RE/Rental/Leasing NOO 24% RE/Rental/ Leasing OO, C&I 20% All Other 17% Accommodations 12% Services 7% RE/Rental/Leasing Multifamily 6% Trade 2% Construction - Developers 1% Health Care / Social Assistance 4% RE/Rental/Leasing - Developers 4% Construction - All Other 3% Commercial Loan Mix (9/30/2023)

14 Commercial Industry Mix by Origination Year Commercial Industry Mix by Origination Prior to 2000 2000 - 2005 2006 - 2010 2011 - 2015 2016 - 2020 2021 - Current Total RE / Rental / Leasing - NOO -$ 4,599,972$ 3,212,517$ 12,748,016$ 87,396,015$ 97,867,015$ 205,823,535$ RE / Rental / Leasing - OO, C&I 25,247 42,209 1,414,160 8,807,693 55,256,145 103,024,355 168,569,809 RE / Rental / Leasing - Multifamily - 141,410 2,355,159 9,899,447 16,844,063 19,324,116 48,564,195 RE / Rental / Leasing - Developers - 97,241 80,864 - 3,215,818 31,958,012 35,351,935 Construction - All Other 40,000 80,479 186,041 3,071,417 7,063,783 17,907,597 28,349,317 Construction - Developers - - 2,363,760 87,152 1,202,548 8,685,442 12,338,902 Accommodations - 1,521,614 4,190,189 10,949,956 52,038,029 22,302,816 91,002,604 Services - 2,324,183 523,179 9,687,762 16,434,097 33,182,540 62,151,760 Health Care / Social Assistance - 432,609 2,078,859 5,179,525 12,469,611 15,534,878 35,695,483 Trade - 133,889 245,487 1,553,801 10,728,971 7,414,850 20,077,000 All Other 39,178 337,934 1,395,451 1,000,600 30,928,427 109,291,622 142,993,212 Totals 104,425$ 9,711,540$ 18,045,666$ 62,985,369$ 293,577,507$ 466,493,244$ 850,917,751$

15 Commercial Real Estate Focus on risk mitigation and managing of concentrations ▪ CRE / Total Capital: 238% ▪ ADC / Total Capital: 39% * There are no office buildings located in metropolitan markets or over four stories. ** There are no major/big box retail tenants. OFFICE* Geography Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Central 7,643,430$ 27 283,090$ 8,162,640$ 10 816,264$ 15,806,070$ 37 427,191$ East 9,494,557$ 16 593,410$ 24,449,614$ 10 2,444,961$ 33,944,171$ 26 1,305,545$ OOM 89,787$ 1 89,787$ 767,065$ 1 767,065$ 856,852$ 2 428,426$ West 7,528,443$ 15 501,896$ 47,673,847$ 18 2,648,547$ 55,202,290$ 33 1,672,797$ Grand Total 24,756,217$ 59 419,597$ 81,053,166$ 39 2,078,286$ 105,809,383$ 98 1,079,688$ % of Gross Loans 1.79% 5.87% 7.67% % of CRE 5.04% 16.50% 21.54% RETAIL** Geography Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Central 9,121,482$ 19 480,078$ 678,182$ 6 113,030$ 9,799,664$ 25 148,763$ East 9,937,540$ 13 764,426$ 41,323,002$ 8 5,165,375$ 51,260,542$ 21 2,511,626$ OOM 2,874,638$ 2 1,437,319$ 15,973,066$ 4 3,993,267$ 18,847,704$ 6 3,651,356$ West 2,769,129$ 6 461,522$ 13,464,557$ 10 1,346,456$ 16,233,686$ 16 1,145,259$ Grand Total 24,702,789$ 40 617,570$ 71,438,807$ 28 2,551,386$ 96,141,596$ 68 1,413,847$ % of Gross Loans 1.79% 5.18% 6.97% % of CRE 5.03% 14.54% 19.57% CRE - Owner Occupied CRE - Non-Owner Occupied Total CRE - Owner Occupied CRE - Non-Owner Occupied Total

16 Variable Rate Loans and Repricing * Includes personal lines of credit and home equity lines Loan Type Reprices Monthly % to Total Type Repricing Repricing 2023 % to Total Type Repricing Repricing 2024 % to Total Type Repricing Repricing 2025 + % to Total Type Repricing Grand Total Commercial Loans 18,124,520$ 11.3% 10,215,608$ 53.1% 29,491,841$ 46.2% 102,295,770$ 34.2% 160,127,739$ Commercial Lines of Credit 61,360,779 38.1% 475,410 2.5% - 0.0% - 0.0% 61,836,189 Commercial Floor Plans 26,140,443 16.2% - 0.0% - 0.0% - 0.0% 26,140,443 Mortgage - 0.0% 8,564,031 44.5% 34,360,047 53.8% 197,247,498 65.8% 240,171,576 Home Equity Lines (no Locks) 12,616,549 7.8% - 0.0% 27,850 0.0% - 0.0% 12,644,399 Other Consumer Lines* 42,653,499 26.5% - 0.0% - 0.0% - 0.0% 42,653,499 Totals 160,895,790$ 100.0% 19,255,049$ 100.0% 63,879,738$ 100.0% 299,543,268$ 100.0% 543,573,845$

17 Credit Quality ALL / ACL Trends (Net Charge - Offs)/Average Loans - 0.02% 0.13% - 0.02% - 0.02% - 0.07% 2019 2020 2021 2022 3Q2023 Nonaccrual Loans / Total Loans 1.40% 0.35% 0.21% 0.27% 0.25% 2019 2020 2021 2022 3Q2023 NPAs / Total Assets 1.30% 0.99% 0.60% 0.46% 0.44% 2019 2020 2021 2022 3Q2023 1.19% 1.41% 1.38% 1.14% 1.24% 2019 2020 2021 2022 3Q2023

18 Investment Portfolio Sector Par (000s) Portfoli o % Book Yield Duration Treasury/Agency 119,888 34% 1.81% 4.81 Fixed MBS 70,827 20% 216% 5.62 CMO 81,563 23% 1.80% 6.70 Municipal 15,710 5% 4.10% 6.68 Corporate 1,000 1% 5.68% 2.87 Other 58,977 17% 1.98% 4.24 TOTAL $348,015 100.0 2.03% 5.40 Ratings: 100% of municipal holdings are rated A or better* $348.0 Million Year 2023 2024 2025 2026 2027 Thereafter Annual Cashflow ($000’s) $7,497 $67,488 $24,507 $27,118 $36,534 $150,440 Base Case Portfolio Total Cashflow Treasury/ Agency CMO Fixed MBS Other Municipal Corporate

19 Shocked Investment Portfolio Unrealized Gains / Losses Capital Impact Intent Dn200 Dn100 BaseCase Up100 Up200 Up300 Up400 AFS - 16,249 - 21,159 - 26,286 - 31,287 - 36,061 - 40,621 - 44,469 HTM - 16,930 - 27,357 - 38,902 - 47,102 - 56,082 - 64,522 - 71,635 Total - 33,179 - 48,516 - 65,188 - 78,389 - 92,144 - 105,143 - 116,104 Corp As Reported Corp Pro - Forma AFS + HTM Sale Corp Difference Bank As Reported Bank Pro - Forma AFS + HTM Sale Bank Difference Federal Reserve Minimum RBC Thresholds Regulatory Well - Capitalized Thresholds Corp Excess Above Well - Capitalized (After Proforma Sale) Tier 1 Capital 219,027 164,020 (55,007) 188,641 133,634 (55,007) Total Risk Based Capital (RBC) 237,202 181,467 (55,735) 206,816 150,669 (56,147) CET 1 Ratio 12.60% 9.61% (2.99%) 12.85% 9.81% (3.04%) 4.50% 6.50% 3.11% Tier 1 Ratio 14.60% 11.76% (2.84%) 12.85% 9.81% (3.04%) 6.00% 8.00% 3.76% Total RBC Ratio 15.81% 13.01% (2.80%) 14.09% 11.06% (3.03%) 8.00% 10.00% 3.01% Leverage Ratio 11.25% 8.43% (2.82%) 9.81% 6.95% (2.86%) 4.00% 5.00% 3.43% Locally held TIF bonds of $1.8 million and Trust Preferred securities of $18.7 million have been excluded from the sale impac t

20 Deposits 26% 30% 34% 32% 27% 14% 14% 16% 23% 24% 38% 40% 39% 36% 35% 21% 16% 11% 8% 10% 1% 0% 0% 0% 4% 2019 2020 2021 2022 3Q2023 NIB Demand IB Demand MMA & Savings CDs - Retail CDs - Brokered $1.57 $1.14 $1.58 $1.42 $1.57 Deposit Composition ($ in billions as of 9/30/2023) 92% 82% 79% 81% 88% Loan to Deposit Ratio 2019 2020 2021 2022 2023 Deposit outflows experienced in latter half of 2022 and in January 2023 due to competitive pricing landscape and inflationary spending. No changed deposit levels directly related to March 2023 market disruption. Overall deposit levels declined slightly through September 30, 2023. Deposit Type Balance % Insured $1,185,432,212 75% Uninsured Deposits $204,745,336 13% Uninsured + Collateralized Deposits $184,891,176 12% Deposit Type Balance (MMs) % Retail Deposits $801,381,859 51% Business Deposits $773,686,864 49%

21 Funding 47% 48% 5% Commercial Deposits Retail Deposits Borrowings Funding Mix Brokered/Wholesale Maturities As part of our liquidity contingency funding plan, management conservatively raised on - balance sheet cash levels in March 2023 through wholesale funding due to the market disruption. A total of $30.0 million in brokered CDs were purchased in August to pre - fund the maturing brokered CD in September. The maturities were laddered at 9 and 12 months and were obtained at comparable rates as the rate on the maturing CD. $40 $15 $15 $40 $31 September 2024 August 2024 May 2024 March 2024 December 2023 Dollars (in millions) Brokered CD FHLB Advance Brokered CD Brokered CD FHLB Advance 4.53% 5.29% 5.33% 5.31% 4.70%

22 Net Interest Margin (1) See Appendix for a reconciliation of these non - GAAP financial measures 4.41% 4.57% 3.99% 3.63% 3.85% 4.54% 0.86% 1.18% 0.91% 0.51% 0.44% 1.77% 3.74% 3.68% 3.34% 3.28% 3.56% 3.30% 0.42% 0.70% 0.49% 0.24% 0.21% 1.07% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% 2018 2019 2020 2021 2022 3Q2023 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

23 Diversified Fee Income (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition Trust and Brokerage 50% Service Charges 17% Net Gain on Loan Sales 2% Debit Card Income 22% Bank - owned Life Insurance 7% Other Noninterest Income 2% Non - Interest Income Mix 3Q2023 $1,084 $1,212 $1,377 $1,482 $1,359 $1,464 2018 2019 2020 2021 2022 3Q2023 Trust & Brokerage Assets Under Management (MMs) ▪ First United’s non - interest income (1) comprised 26% of operating revenue for 3Q2023 ▪ Fee - based business provides stable growth and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings

24 Committed to Efficiency & Innovation 70.9% 64.6% 57.5% 56.4% 66.4% 2019 2020 2021 2022 3Q2023 (1) See Appendix for a reconciliation of these non - GAAP financial measures Efficient operational platforms and fraud protection ▪ Mortgage Bot ▪ SecureLOCK Premium Debit Card Fraud ▪ ProfitStars forecasting model ▪ Automated Loan Booking ▪ Vericast Online Consumer Loans ▪ Customer Service Center Enhancements ▪ U1 - Connect Customer Relationship Management Software Efficiency Ratio (1) Strategic Target 53% - 58% FinTech Investments ▪ Exclamation Labs ▪ FinTech Funds Planned solutions for a seamless and secure client experience: ▪ Zelle for Business ▪ Online Banking External Transfer ▪ New Customer Relationship Management Tool ▪ Consumer Online and Mobile Banking Digital Platform Upgrade ▪ Business Online and Mobile Banking Digital Platform Upgrade Increase at 3Q23 due to increased life and health insurance costs and increased check fraud expenses

25 Liquidity Position Liquidity Sources (9/30/2023) Amount Available ($ in thousands) Amount Used ($ in thousands) Net Availability ($ in thousands) Internal Sources Excess Cash $59,301 $59,301 Unpledged Securities (BV) $59,933 $59,933 External Sources Federal Reserve (Discount Window) $11,773 $11,773 Correspondent Unsecured Lines of Credit FHLB Bank Term Funding Program* $105,000 $230,277 $86,226 $82,500 $105,000 $147,777 $86,226 Total Funding Sources $552,510 $82,500 $470,010

26 Interest Rate Risk (1) Standard Model Assumptions Interest Rate Risk Sensitivity ▪ The Bank’s interest rate risk position is stress tested under three interest rate ramp scenarios to determine the impact on net interest income, net income and capital under dynamic and static balance sheet conditions. ▪ The Bank’s net interest income position at a slightly asset sensitive position. ▪ The Bank’s largest risk from an interest rate risk perspective is falling rate scenarios but has improved from prior quarter. ▪ Assumptions regarding offering rates, loan and investment prepayment speeds, beta and decay rates are reviewed and adjusted on a quarterly basis. Management Outlook & Strategy ▪ Disciplined loan pricing ▪ Manage deposit pricing on relationship and exception basis ▪ Deposit acquisition through short - term CD promotions and adjustable - rate money market products for businesses, municipalities and consumers ▪ Purchased $141 million of brokered CDs and FHLB advances in March 2023 as part of an 18 - month laddered contingency funding plan ▪ Pre - funded December maturing $30 million brokered CD in two $15 million brokered CDs with 9 - and 12 - month maturities in third quarter - 400 - 300 - 200 - 100 Flat +100 +200 +300 +400 Net Interest Income (9/30/23) (16.0%) (9.9%) (5.6%) (2.2%) 2.1% 4.2% 6.4% 8.6% Net Interest Income (6/30/23) (15.2%) (9.3%) (4.6%) (1.6%) 1.2% 2.4% 3.6% 4.9% EVE (6/30/23) 3.4% 11.7% 11.3% 6.8% (7.7%) (16.1%) (22.4%) (28.2%) 12 Month Sensitivity Shock (1) Standard Model Assumptions

27 Capital Management 16.29% 16.08% 15.89% 16.12% 15.81% 2019 2020 2021 2022 3Q2023 11.77% 10.36% 10.80% 11.46% 11.25% 2019 2020 2021 2022 3Q2023 12.79% 12.61% 12.50% 12.96% 12.60% 2019 2020 2021 2022 3Q2023 15.17% 14.83% 14.64% 15.06% 14.60% 2019 2020 2021 2022 3Q2023 CET1 Ratio Leverage Ratio Tier 1 Ratio Total Risk - Based Capital Ratio Regulatory Well - Capitalized 10% 5% 8% 6.5%

28 Capital Management $16.17 $17.17 $19.61 $20.90 $21.27 2019 2020 2021 2022 3Q2023 8.03% 6.97% 7.56% 7.59% 7.45% 2019 2020 2021 2022 3Q2023 Tangible Book Value / Share TCE Ratio Decrease at 3Q23 related to increase in other accumulated comprehensive loss since December 2022.

29 Strategic Targets Metric Actual 12/31/2021 Non - GAAP 12/31/2021 Actual 12/31/2022 Long Term Strategic Target Range (*) Strong Shareholder Return EPS Growth (YoY) 49% 79% (1) 27% 8% - 12% Dividend Payout Ratio 19.7% 16.3% 15.9% 20% - 25% ROAA 1.12% 1.35% (1) 1.39% 1.25% - 1.60% ROATCE 16.27% 19.61% (1) 19.94% 13% - 15% TCE Ratio 7.56% 7.56% 7.59% 8% - 10% High Quality, Diversified Revenue Stream Revenue Growth (YoY) 42.8% 72.2% (1) 3.3% 6% - 8% Non - Int Inc / Revenue 28.3% 26.9% (1) 23.7% 21% - 23% N IM 3.28% 3.28% 3.56% 3.5% - 3.8% Balance Sheet Growth % Loan Growth - 1.2% incl PPP - 1.2% incl PPP 10.9% 7% - 10% Loans / Assets 67% 67% 69% 70% - 76% Loans / Deposits 79% 79% 81% 85% - 90% Highly Efficient Operations Efficiency Ratio (adjusted for non - core items) 64.7% 56.4% (1) 56.4% 53% - 58% Robust Risk Enterprise Management NPLs / Loans 0.21% 0.21% .30% 0.50% - 1.00% (NCOs) Recoveries / Avg. Total Loans - 0.02% - 0.02% - .06% 0.10% - 0.50% (*) Targets reviewed on an annual basis – Revised June 2023 (1) See Appendix for a reconciliation of these non - GAAP financial measures

Strong Investor Relations & Shareholder Engagement Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions. These engagements help the Board and management gather feedback on a variety of topics, including strategic and financial performance, ESG disclosure, executive compensation, Board composition, and leadership structure. Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Investor presentations and periodic outreach to institutional and retail shareholders x 30 How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Co rporation Board of Directors, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 00 09 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideratio n.

31 I. II. III. IV. Management Team Board of Directors ESG Journey & Statistics Non - GAAP Reconciliation Pg. 32 Pg. 33 Pg. 36 Pg. 38 Appendices

32 Our Dedicated Management Team Carissa L. Rodeheaver Chairman of the Board, President & CEO 30+ year career with First United with in - depth industry, wealth management, financial and operational experience Jason B. Rush SVP & Chief Operating Officer 29 years with in - depth industry, retail, risk and compliance and operations experience Tonya K. Sturm SVP & Chief Financial Officer, Corp. Secretary & Treasurer 35+ years of banking, audit, credit, retail, risk and compliance and financial experience R.L. Fisher SVP & Chief Revenue Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders SVP & Chief Wealth Officer 30+ years specializing in wealth management, estate planning, trust administration and financial planning Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shareholder returns.

33 33 John F. Barr Independent Director Owner, Ellsworth Electric, Inc. Sanu Chadha Independent Director Managing Partner, M&S Consulting Christy DiPietro Independent Director, Audit Chair Chartered Financial Analyst, Hidden Cove Advisory Patricia Milon Independent Director Principal, Milford Advisory Group, LLC I. Robert Rudy Independent Director President, I.R. Rudy’s, Inc. Marisa Shockley Independent Director , Compensation Chair Owner, Shockley, Inc. H. Andrew Walls, III Independent Director President, MPB Print & Sign Superstore Member, MEGBA, LLC Beth E. Moran Independent Director, The Law Offices of Beth E. Moran Brian Boal Lead Independent Director, Nomination & Governance Chair Boal & Associates, PC Carissa L. Rodeheaver Chairman of the Board, President & CEO First United Corporation and First United Bank & Trust Board of Directors Kevin Hessler Independent Director , Principal, LSWG, Inc. Picture not available

34 Board of Directors Thoughtful Evaluation and Evolution Our Board is comprised of a diverse group of directors who bring a variety of perspectives, experience, and characteristics to First United. Director Diversity 55% 91% of our directors are gender and/or racially diverse of our directors are independent 0 - 5 5 - 10 10+ TENURE >60 50 - 60 <50 AGE Our Nominating and Governance Committee is responsible for determining directorship criteria, identifying and evaluating candidates for the Board, and regularly assessing the Board’s governance practices. x Annual Committee and Self - Evaluations x Balanced Tenure, with four directors added in the past four years x Retirement policy, at the age of 72 x Routine shareholder & stakeholder engagement x Policy to interview a diverse slate of candidates x 100% Independent Board Committees x Majority Voting Standard for Director Elections

35 Board of Directors The First United board of directors brings a diverse range of skills, experiences, and backgrounds to the work of overseeing ris k and strategy. With experience in fields such as banking, government, accounting, investing, project management, technology, and a range of local en trepreneurial businesses, they apply these diverse backgrounds to their work on behalf of our shareholders. Director Skills Matrix Barr Boal 1 Chadha DiPietro 1 Hessler Milon Moran Rodeheaver Rudy Shockley 1 Walls Executive Leadership x x x x x x x x Public Company Board Experience x x x x Information Technology x x Financial Services/ Banking x x x x x x Asset Management x x x Brokerage/ Investment Banking x x x Strategic Planning x x x x x x x x x x x Accounting/Finance x x x x x Regulatory x x x Risk Management x x x x x x x x x Legal Expertise x x Governance x x x x x x x Board Tenure and Age Tenure 9 9 2 2 .1 3 .75 10 30 9 17 Age 69 50 46 62 67 60 61 57 70 58 62 1 Qualifies as a Financial Expert for proxy purposes. Brokered CD

36 Continuous Progress We continue to advance our ESG profile over time, recognizing the importance of our key stakeholders – including our customers and our communities – to our business. Over the past few years, we have implemented several important enhancements to align our ESG profile with our long - term investors’ expectations for best - in - class corporate governance. x Enhanced structure to more strongly align pay and performance Compensation x Enhanced Board oversight of Environment & Social issues x Enhanced Disclosure on Environment & Social issues x Continued progress on FUNC ESG strategy ESG Governance x Revised stock ownership guidelines for Directors and Executives x Declassified the Board of Directors (phased - in by 2024) x Adopted Proxy Access x Shareholder access to change By - laws x Management majority vote proposal received strong shareholder support (albeit short of super - majority threshold needed) x Ongoing Board refreshment x Adopted right to call a special meeting. x Adopted mandatory director retirement policy x Adopted plurality voting standard for contested director elections x Enhanced shareholder engagement program x Modernized NGC Charter x Adopted a diversity policy for director refreshment x Formalized LID role & responsibilities

37 ESG at First United ▪ LED lighting installed throughout branch network and operations center ▪ Recycling, focus on reduced printing (65% reduction since pre - COVID) ▪ Leveraging virtual meeting opportunities to reduce travel footprint ▪ 46% of deposit customers and 11% of loan customers enrolled in electronic statements ▪ 15 tons of paper securely shredded and recycled, 1,800 pounds of electronics and computers and 500 pounds of toner cartridges recycled Environmental ▪ Created Diversity Engagement team, led by our newly appointed Director of Diversity and Engagement ▪ Developed a formal workforce Diversity and Inclusion Policy ▪ Formalized a policy requiring a diverse slate of candidates for each future open board seat ▪ First United Community Dreams Foundation supporting financial literacy, education, affordable housing and neighborhoods ▪ Formed a Veteran Employee Resource Group and hold an annual Veterans Day Celebration ▪ Formalized a paid time off policy for community volunteerism Social ▪ Adopting best - in - class governance practices and shareholder rights ▪ Recent Enhancements – Board refreshment, Board declassification, Proxy access and Shareholder access to change By - laws ▪ Future Enhancements under consideration - Majority Voting Standard Governance

38 This presentation includes certain non - GAAP financial measures, including pre - provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio . These non - GAAP financial measures and any other non - GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP . There are a number of limitations related to the use of these non - GAAP financial measures versus their nearest GAAP equivalents . For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company’s non - GAAP financial measures as tools for comparison . The following is a reconciliation of the non - GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures . Non - GAAP Reconciliation ($000s, except where otherwise noted) YTD 2019 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 9/30/2023 Pre-Provision Net Revenue ("PPNR") Pre-tax income, as reported 16,465$ 17,788$ 26,309$ 33,181$ 7,616$ 7,136$ 9,613$ 8,816$ 5,730$ 5,837$ 5,834$ 17,401$ Add back: Provision expense 1,320 5,401 (817) (643) (419) 624 (108) (740) 543 394 263 1,200 Add back: FHLB penalty, gross - - 2,368 - - - - - - - - - Add back: Contribution 1,000 - - - - - - - - - Add back: Insurance reimbursement (1,375) - - - - - - - - - Add back: Settlement expense, gross - - 3,300 - - - - - - - - - Pre-Provision Net Revenue, as adjusted 17,785$ 23,189$ 30,785$ 32,538$ 7,197$ 7,760$ 9,505$ 8,076$ 6,273$ 6,231$ 6,097$ 18,601$ Net Income Net income, as reported 13,129$ 13,841$ 19,770$ 25,048$ 5,715$ 5,428$ 6,936$ 6,969$ 4,375$ 4,414$ 4,513$ 13,302$ Less: Preferred stock dividends - - - - - - - Net income, available to common shareholders,as reported (a) 13,129$ 13,841$ 19,770$ 25,048$ 5,715$ 5,428$ 6,936$ 6,969$ 4,375$ 4,414$ 4,513$ 13,302$ Add Back: Impact of Tax Reform Act Add back: FHLB penalty, net of tax - - 1,790 - - - - - - - - - Add back: Contribution, net of tax 770 - - - - - - - - - Add back: Insurance reimbursement, net of tax (1,059) - - - - - - - - - Add back: Settlement expense, net of tax - - 2,565 - - - - - - - - - Net income, as adjusted (b) 13,129$ 13,841$ 23,836$ 25,048$ 5,715$ 5,428$ 6,936$ 6,969$ 4,375$ 4,414$ 4,513$ 13,302$

39 Non - GAAP Reconciliation , continued ($000s, except where otherwise noted) YTD 2019 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 9/30/2023 Weighted Average Common shares - basic (actual) (d) 7,110,022 7,003,955 6,710,463 6,649,740 6,627,564 6,650,256 6,658,392 6,662,751 6,675,181 6,703,805 6,714,267 6,697,750 Weighted Average Common shares - diluted (actual) (e) 7,110,022 7,013,164 6,716,587 6,661,055 6,636,156 6,661,061 6,668,787 6,678,218 6,697,102 6,717,527 6,727,579 6,714,069 Earnings Per Share - Basic Earnings Per Share - Basic, as reported (a)/(d) 1.85$ 1.98$ 2.95$ 3.77$ 0.86$ 0.82$ 1.04$ 1.05$ 0.66$ 0.66$ 0.67$ 1.99$ Add Back: Impact of Tax Reform Act Add back: FHLB penalty, net of tax - - 0.27 - - - - - - - - - Add back: Contribution, net of tax 0.12 - - - - - - - - - Add back: Insurance reimbursement, net of tax (0.16) - - - - - - - - - Add back: Settlement expense, net of tax - - 0.37 - - - - - - - - - Earnings Per Share - Basic, as adjusted (b)/(d) 1.85$ 1.98$ 3.54$ 3.77$ 0.86$ 0.82$ 1.04$ 1.05$ 0.66$ 0.66$ 0.67$ 1.99$ Earnings Per Share - Diluted Earnings Per Share - Diluted, as reported (a)/(e) 1.85$ 1.97$ 2.95$ 3.76$ 0.86$ 0.82$ 1.04$ 1.04$ 0.65$ 0.66$ 0.67$ 1.98$ Add Back: Impact of Tax Reform Act Add back: FHLB penalty, net of tax - - 0.27 - - - - - - - - - Add back: Contribution, net of tax 0.12 - - - - - - - - - Add back: Insurance reimbursement, net of tax (0.16) - - - - - - - - - Add back: Settlement expense, net of tax - - 0.37 - - - - - - - - - Earnings Per Share - Diluted, as adjusted (b)/(e) 1.85$ 1.97$ 3.54$ 3.76$ 0.86$ 0.82$ 1.04$ 1.04$ 0.65$ 0.66$ 0.67$ 1.98$

40 Non - GAAP Reconciliation , continued ($000s, except where otherwise noted) YTD 2019 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 9/30/2023 Return on Average Assets (quarter and YTD annualized) Average Assets ( c) 1,418,928$ 1,613,669$ 1,765,148$ 1,801,711$ 1,769,234$ 1,770,601$ 1,819,732$ 1,845,275$ 1,892,111$ 1,930,093$ 1,954,107$ 1,910,929$ Return on Average Assets, as reported (a)/(c) 0.93% 0.86% 1.12% 1.39% 1.31% 1.23% 1.51% 1.50% 0.94% 0.92% 0.92% 0.93% Add Back: Impact of Tax Reform Act Add back: FHLB penalty, net of tax - - 0.10% 0.00% - - - - - - Add back: Contribution, net of tax 0.04% 0.00% - - - - - - Add back: Insurance reimbursement, net of tax -0.06% 0.00% - - - - - - Add back: Settlement expense, net of tax - - 0.15% 0.00% - - - - - - Return on Average Assets, as adjusted (b)/(c) 0.93% 0.86% 1.35% 1.39% 1.31% 1.23% 1.51% 1.50% 0.94% 0.92% 0.92% 0.93% Return on Average Common Stockholders' Equity Return on Average Tangible Common Stockholders' Equity Average common stockholders' equity (f) 125,774$ 127,101$ 132,550$ 137,685$ 140,517$ 136,039$ 135,186$ 140,224$ 149,416$ 155,358$ 156,346$ 155,461$ Average common stockholders' equity, as adjusted 125,774 127,101 132,550 137,685 140,517 136,039 135,186 140,224 149,416 155,358 156,346 155,461 Less: Average goodwill and intangibles 11,004 11,004 11,004 12,043 12,034 11,965 11,913 12,225 12,405 12,320 12,236 12,320 Average tangible common equity (g) 114,770$ 116,097$ 121,546$ 125,642$ 128,483$ 124,074$ 123,273$ 127,999$ 137,011$ 143,038$ 144,110$ 143,141$ Return on average common stockholders' equity, as reported (a)/(f) 10.44% 10.89% 14.92% 18.19% 16.27% 15.96% 20.52% 19.88% 11.87% 11.40% 11.45% 11.44% Add back: FHLB penalty, net of tax - - 1.47% 0.00% - - - - - - - - Add back: Contribution 0.63% 0.00% - - - - - - - Add back: Insurance reimbursement -1.15% 0.00% - - - - - - - Add back: Settlement expense, net of tax 2.11% 0.00% - - - - - - - Return on average common stockholders' equity, as adjusted (b)/(f) 10.44% 10.89% 17.98% 18.19% 16.27% 15.96% 20.52% 19.88% 11.87% 11.40% 11.45% 11.44%

41 Non - GAAP Reconciliation , continued ($000s, except where otherwise noted) YTD 2019 2020 2021 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 9/30/2023 Return on Average Assets (quarter and YTD annualized) Average Assets ( c) 1,418,928$ 1,613,669$ 1,765,148$ 1,801,711$ 1,769,234$ 1,770,601$ 1,819,732$ 1,845,275$ 1,892,111$ 1,930,093$ 1,954,107$ 1,910,929$ Return on Average Assets, as reported (a)/(c) 0.93% 0.86% 1.12% 1.39% 1.31% 1.23% 1.51% 1.50% 0.94% 0.92% 0.92% 0.93% Add Back: Impact of Tax Reform Act Add back: FHLB penalty, net of tax - - 0.10% 0.00% - - - - - - Add back: Contribution, net of tax 0.04% 0.00% - - - - - - Add back: Insurance reimbursement, net of tax -0.06% 0.00% - - - - - - Add back: Settlement expense, net of tax - - 0.15% 0.00% - - - - - - Return on Average Assets, as adjusted (b)/(c) 0.93% 0.86% 1.35% 1.39% 1.31% 1.23% 1.51% 1.50% 0.94% 0.92% 0.92% 0.93% Return on Average Common Stockholders' Equity Return on average tangible common equity, as reported (a)/(g) 11.44% 11.92% 16.27% 19.94% 17.79% 17.55% 22.32% 21.60% 12.95% 12.38% 12.42% 12.42% Add Back: Impact of Tax Reform Act 0.00% - - - - - - - - Add back: FHLB penalty, net of tax - - 1.47% 0.00% - - - - - - - - Add back: Contribution 0.63% 0.00% - - - - - - - - Add back: Insurance reimbursement -0.87% 0.00% - - - - - - - - Add back: Settlement expense, net of tax - - 2.11% 0.00% - - - - - - - - Return on average tangible common equity, as adj (b)/(g) 11.44% 11.92% 19.61% 19.94% 17.79% 17.55% 22.32% 21.60% 12.95% 12.38% 12.42% 12.42% Tangible Book Value per Common Share Total common equity, as reported (h) 125,940$ 131,047$ 141,900$ 151,793$ 137,078$ 132,892$ 132,044$ 151,793$ 152,868$ 155,156$ 154,990$ 154,990$ Less: Goodwill and intangibles 11,004 11,004 12,052 12,433 12,000 11,947 11,895 12,433 12,350 12,268 12,185 12,185 Total tangible common equity (i) 114,936$ 120,043$ 129,848$ 139,360$ 125,078$ 120,945$ 120,149$ 139,360$ 140,518$ 142,888$ 142,805$ 142,805$ Common shares outstanding - basic (actual) (j) 7,110,022 6,992,911 6,620,955 6,666,428 6,637,979 6,656,395 6,659,390 6,666,428 6,688,710 6,711,422 6,715,170 6,715,170 Tangible book value per basic common share (i)/(j) 16.17$ 17.17$ 19.61$ 20.90$ 18.84$ 18.17$ 18.04$ 20.90$ 21.01$ 21.29$ 21.27$ 21.27$ Tangible common equity to tangible assets ("TCE Ratio") Total assets, as reported (k) 1,442,966 1,733,414 1,729,838 1,848,169 1,760,325 1,752,455 1,803,642 1,848,169 1,937,442 1,928,346 1,928,201 1,928,201 Less: Goodwill 11,004 11,004 12,052 12,433 12,000 11,947 11,895 12,433 12,350 12,268 12,185 12,185 Total tangible assets (l) 1,431,962$ 1,722,410$ 1,717,786$ 1,835,736$ 1,748,325$ 1,740,508$ 1,791,747$ 1,835,736$ 1,925,092$ 1,916,078$ 1,916,016$ 1,916,016$ Tangible common equity to tangible assets (k)/(l) 8.03% 6.97% 7.56% 7.59% 7.15% 6.95% 6.71% 7.59% 7.30% 7.46% 7.45% 7.45% Net interest margin (tax equivalent) Net interest income 46,391$ 48,546$ 52,542$ 57,631$ 13,341$ 13,971$ 15,139$ 15,180$ 14,516$ 14,175$ 13,984$ 42,675$ Tax equivalent adjustment 868 917 939 940 241 236 232 231 227 226 112 565 Tax equivalent net interest income (m) 47,259$ 49,463$ 53,481$ 58,571$ 13,582$ 14,207$ 15,371$ 15,411$ 14,743$ 14,401$ 14,096$ 43,240$ Average earning assets (n) 1,285,019$ 1,480,165$ 1,629,299$ 1,647,151$ 1,619,585$ 1,619,037$ 1,665,355$ 1,683,139$ 1,692,998$ 1,771,707$ 1,793,102$ 1,752,829$ Net interest margin (tax equivalent) (m)/(n) 3.68% 3.34% 3.28% 3.56% 3.40% 3.52% 3.66% 3.63% 3.53% 3.26% 3.12% 3.30% Efficiency Ratio Noninterest expense, as reported 45,389$ 43,934$ 47,764$ 43,145$ 10,578$ 10,637$ 10,336$ 11,594$ 12,638$ 12,511$ 12,785$ 37,934$ Less: FHLB penalty, gross (2,368) - - - - - - - - - Less: Contribution (1,000) - - - - - - - - - Less: Settlement expense - - (3,300) - - - - - - - - - Noninterest expense, adjusted (o) 45,389$ 43,934$ 41,096$ 43,145$ 10,578$ 10,637$ 10,336$ 11,594$ 12,638$ 12,511$ 12,785$ 37,934$ Net interest income 46,391$ 48,546$ 52,542$ 57,631$ 13,341$ 13,971$ 15,139$ 15,180$ 14,516$ 14,174$ 13,984$ 42,674$ Noninterest income 16,783 18,577 20,714 17,906 4,403 4,420 4,604 4,479 4,394 4,569 4,898 13,861$ Less: Insurance reimbursement - - (1,375) - - - - Tax equivalent adjustment 868 917 939 940 241 236 232 231 227 226 117 565 Total tax equivalent revenue (p) 64,042$ 68,040$ 72,820$ 76,477$ 17,985$ 18,627$ 19,975$ 19,890$ 19,137$ 18,969$ 18,999$ 57,100$ Efficiency ratio, as adjusted (o)/(p) 70.87% 64.57% 56.44% 56.41% 58.81% 57.10% 51.73% 58.28% 66.03% 65.94% 67.28% 66.42%